Redeemable Series A Preferred Units	9 Months Ended
Sep. 30, 2020
Class of Stock [Line Items]
Redeemable Series A Preferred Units
Note 15 - Redeemable Series A Preferred Units
On June 8, 2020, the Company redeemed and cancelled all outstanding Series A Preferred Units of ZoomInfo OpCo for $274.2 million, the total redemption price, resulting in a $74.0 million reduction to Additional paid-in capital. The total redemption price paid included the carrying amount of $200.2 million, accreted but unpaid dividends of $45.4 million, and an excess amount due upon early redemption of $28.6 million. Of the $28.6 million excess amount paid, $17.6 million was attributed to noncontrolling interests and $11.0 million to common stockholders.
DiscoverOrg Holdings
Class of Stock [Line Items]
Redeemable Series A Preferred Units
Note 13 - Redeemable Series A Preferred Units
On February 1, 2019, and in connection with the ZoomInfo acquisition (see Note 4 – Business Combinations), the Company issued 51.8 million Series A Preferred Units in exchange for $200.2 million, net of $0.6 million in issuance costs. As of December 31, 2019, 51.8 million units remained outstanding.
Distributions on the Series A Preferred Units are payable on the initial liquidation preference amount of $4 per unit and on a cumulative basis at a priority return rate of 15% per annum, compounded semi-annually, until January 31, 2027, after which the priority return rate will increase in stages to a maximum of 17% per annum. Subject to certain exceptions, unless distributions on the Series A Preferred Units are declared and paid in cash for the then current distribution period and all preceding periods after the initial closing, the Company may not declare or pay distributions on or repurchase any of its equity securities with a priority equal with or junior to the Series A Preferred Units.
Following a change of control or liquidation event, the Company would be required to redeem the then current outstanding Series A Preferred Units at a redemption price equal to the liquidation preference plus all accumulated but unpaid distributions (collectively, the “liquidation value”). Due to these mandatory redemption features that are not entirely within the control of the Company and may not be associated with a final liquidation or termination of the Company, we have classified the Series Preferred A Units as a separate class of equity (i.e., mezzanine equity) in our consolidated balance sheet for December 31, 2019. The Company will adjust the carrying balance once it is probable that the Series A Preferred Units will become redeemable.
The Company may, at its option, redeem the Series A Preferred Units in whole, or in part, at a price based on the redemption date as compared to January 31, 2021 (the “First Call Date”).

Applicable Period	Redemption Price
Prior to the First Call Date	Present value as of the redemption date of liquidation value as of First Call Date multiplied by 104%
On or after the First Call Date and prior to the first anniversary of the First Call Date	Liquidation value as of the redemption date multiplied by 104%
On or after the first anniversary of the First Call Date and prior to the second anniversary of the First Call Date	Liquidation value as of the redemption date multiplied by 102%
On or after the second anniversary of the First Call Date	Liquidation value as of the redemption date
As of December 31, 2019, the total minimum committed cumulative liquidation preference due upon an immediate redemption was $282.5 million.